SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)     February 10, 1999
                                                  ---------------------------


                       SAVANNAH ELECTRIC AND POWER COMPANY
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              (Exact name of registrant as specified in its charter)


       Georgia                          1-5072                 58-0418070
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(State or other jurisdiction        (Commission              (IRS Employer
     of incorporation)              File Number)           Identification No.)


       600 East Bay Street, Savannah, Georgia                      31401
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     (Address of principal executive offices)                   (Zip Code)

Registrant's telephone number, including area code     (912)   644-7171
                                                     --------------------------


                                       N/A
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     (Former name or former address, if changed since last report.)

Item 7.  Financial Statements and Exhibits.


          (c)      Exhibits.

                   23       -       Consent of Arthur Andersen LLP.

                   27       -       Financial Data Schedule.

                   99       -       Audited Financial Statements of Savannah
                                    Electric and Power Company as of December
                                    31, 1998.


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            SAVANNAH ELECTRIC AND POWER COMPANY


                                            By    /s/ Wayne Boston
                                                  Wayne Boston
                                                  Assistant Secretary


Date:    March 2, 1999